Exhibit 99

U.S Department of Justice

United States Trustee, Region 10

Central & Southern Districts of Illinois

Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000

Indianapolis, Indiana 46204

317/226-6101  ~  Fax 317/226-6356

Office of the United States Trustee- Region 10

Indianapolis, Indiana

Monthly Report

For

Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.

		For the month ended:	December 31, 2004

		Date Bankruptcy filed:	October 26, 2004

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

Previously Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement	☒	☒
(P&L1)
2.	Monthly Cash Flow Report	☒	☒
(CF1; 3 pages)
3.	Statement of Operations	☒	☒
(Oprept)
4.	Other reports/documents as	☒	☒
required by the U.S. Trustee

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

By:	/s/ Wisty B. Malone	Dated:	15-Feb-05
(Name)
	Vice President and Controller	Debtor’s telephone number:	(317)-282-4000
(Title)

Reports prepared by:	Wisty B. Malone,	Vice President and Controller
	(Name)	(Title)

U.S Department of Justice

United States Trustee, Region 10

Central & Southern Districts of Illinois

Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000

Indianapolis, Indiana 46204

317/226-6101  ~  Fax 317/226-6356

Office of the United States Trustee- Region 10

Indianapolis, Indiana

Statement of Operations

For the Month ended  December 31, 2004

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

1. What efforts have been made toward the presentation of a plan to creditors?

    During the month of December, the debtors and their advisors met numerous times with the creditors' committee and its financial advisors to discuss the current status of the debtors' operations.  On December 9, the creditors' committee met with the debtors' management , attorneys and financial advisors in Chicago, IL.  During this meeting, management described efforts to restructure the organization including more long-term plans with respect to a reorganized company and discussed the procedures for the bidding and approval process of a transaction that could involve the sale of certain assets, operations and businesses of the debtors.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?

☐ NO

☒ YES - If yes, then identify to whom the payment was made, the date paid, and the amount(s).

*Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.

    A number of significant events occurred with respect to the debtors' restructuring efforts during the month of December.  In December, discussions continued with the debtors' aircraft lessors to renegotiate the terms and conditions of the leases and establish cure payments.  The debtors complied with their obligations under section 1110 of the Bankruptcy Code.  In addition, on December 13, the debtors filed their Statement of Financial Affairs and Schedules of Assets and Liabilities with the courts and on December 15, the 341 meeting of creditors was conducted.

    The more significant events in December related to the previously approved auction of certain of the debtors' assets, operations and businesses.  The auction was conducted pursuant to the Bid Procedures stipulated by the court on December 13, 14 and 15.  On December 15, the Company announced that the Southwest Airlines' bid was determined to be the highest and best bid received.  The bankruptcy court approved the proposed sale to Southwest of certain assets at Chicago-Midway Airport at a hearing on December 21, 2004.  The Southwest transaction closed on December 22, 2004.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.

List the face value of accounts receivable at filing date that are still outstanding as of 12/31/2004, $40,684,527.

What amount of these receivables is considered uncollectible?  $1,603,881.

5. If assets have been sold this month on other than the ordinary course of business. Provide the following information:

a. assets(s) sold:	Lease rights and related assets for 6 gates at Chicago-Midway

b. date of sale:	12/22/2004

c. sales price:	$34,000,000

d. net amount received*:	$34,000,000

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners. dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
Allen J Moebius	Related to Officer	$4,200	Salary
Eugene J Moebius	Related to Officer	4,200	Salary
David M Wing	Executive Vice President & Chief Financial Officer	36,134	Salary
Gordon D Moebius	Related to Officer	6,438	Salary
J George Mikelsons	Chairman, Chief Executive Officer & President	67,620	Salary
Muriel M Mikelsons	Related to Officer	3,225	Salary
James W Hlavacek	Vice Chairman	27,393	Salary
William Dale Beal	Senior Vice President Operations	21,086	Salary
William F O'Donnell	Senior Vice President Human Resources	19,346	Salary
Gilbert F Viets	Executive Vice President & Chief Restructuring Officer	25,231	Salary
John B Happ	Senior Vice President Marketing & Sales	19,346	Salary
BETACO		$3,346	Lease Related

7. Schedule insurance coverage.

Type of Policy	Expiration Date

*Refer to Attachment B

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.  Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.

	Full Time	Part Time
a. Total number of employees
at beginning of this period, 11/30/2004	6,238	756

b. Number hired during period.	42	36

c. Number terminated or resigned.	99	65

d. Total number of employees on
payroll at the end of this period.	6,181	727

OFFICE OF THE US TRUSTEE-REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES

MONTHLY CASH FLOW REPORT

for the month ended  December 31, 2004

December 31
2004
(Unaudited)
Operating activities:

Net income (loss)	$(25,189)
Reorganization Items, net	(619,001)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	4,202
Aircraft impairments and retirements	7,667
Aircraft impairments and retirements, reported as reorganization item	55,301
Other non-cash items	23,516
Changes in operating assets and liabilities:
Receivables	5,126
Inventories	509
Prepaid expenses	(7,814)
Accounts payable	684
Air traffic liabilities	4,179
Liabilities Subject to Compromise	455,197
Accrued expenses	17,106
Net cash (used in) operating activities	(78,517)

Investing activities:
Aircraft pre-delivery deposits	—
Capital expenditures	(885)
Noncurrent prepaid aircraft rent	79,927
(Additions) reductions to other assets	(1,373)
Proceeds from sales of property and equipment	34,053
Net cash provided by investing activities	111,722

Financing activities:
Proceeds from DIP Financing	41,000
Payments on short-term debt and long-term debt	(15,521)
Decrease (increase) in restricted cash	(4,218)
Net cash provided by financing activities	21,261

Increase in cash and cash equivalents	54,466
Cash and cash equivalents, beginning of period	85,186
Cash and cash equivalents, end of period	$139,652

Cash Flow Summary

Cash at 11/30/2004	85,186
Receipts	208,031
Disbursements	(153,565)
Cash at 12/31/2004	$139,652

Note:  These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures.  They include certain estimates that were based on information available at the time of filing, and are subject to change.  ATA Holdings Corp. and subsidiaries is required to file audited consolidated financial statements in the Annual Report on Form 10-K with the Securities and Exchange Commission by March 31, 2005.

OFFICE OF THE U.S. TRUSTEE- REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES

AGING SCHEDULES FOR  PAYABLES

for the month ended  December 31, 2004

	Current (0-30 days)	31-60 days	61-90 days	91 & over	Total
Accounts Payable(1)

Post-Petition only	$5,738,455	1,644,492	168,912	10,984	$7,562,843

Post Petition Bank	Bank Name	Account Number	Beginning Balance	Ending Balance

* Refer to Attachment C

Cash Disbursements by Company

Company Name	Disbursement Amount

ATA Holdings Corp.	$—

ATA Airlines, Inc.	147,285,535

Ambassadair Travel Club, Inc.	1,595,678

ATA Leisure Corp.	—

Amber Travel, Inc.	7,335

American Trans Air Execujet, Inc.	62,528

ATA Cargo, Inc.	165,100

Chicago Express Airlines, Inc.	4,448,785

Total	$153,564,961

(1) Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

OFFICE OF THE US TRUSTEE-REGION 10

MONTHLY CASH FLOW REPORT

For the Month ended  December 31, 2004

STATUS OF TAXES
	ADJUSTED	**AMOUNT
	BEGINNING	WITHHELD	AMOUNT	ENDING
	*TAX LIABILITY	OR \ACCRUED	PAID	TAX LIABILITY
FEDERAL

withholding	$—	$3,048,701	$(3,047,300)	$1,400
FICA-employee and employer	2,216,620	4,437,052	(2,407,847)	4,245,825
unemployment	—	2,556	(2,552)	5
income	252,161	(252,161)		—
(1) excise tax on transportation	4,545,118	8,194,423	(6,728,262)	6,011,278
(2) passenger facility charges	2,679,761	1,908,793	(2,681,700)	1,906,853
(3) US passenger security fee	2,061,485	1,477,080	(2,056,308)	1,482,258
(3) customs and immigration Fees	501,396	144,118	—	645,514
(3) APHIS fees	115,943	45,434	—	161,377
APHIS by aircraft	20,619	11,876	—	32,495

a. subtotal	$12,393,103	$19,090,032	$(16,923,969)	$14,487,004

STATE & LOCAL

withholding	$(123)	$722,452	$(721,842)	$486
sales/use tax	89,009	53,575	(1)	142,584
unemployment	15,580	22,338	(22,084)	15,834
income	—	—	—	—
other real property	1,432,922	(758,963)	(42,169)	631,790
personal property	—	578,261	(578,261)	—

b.subtotal	$1,537,388	$617,663	$(1,364,357)	$790,694

FOREIGN
c.subtotal	$3,361,768	$413,420	$(448,462)	$3,326,726

TOTAL TAXES PAID-from a., b.& c. above			$(18,736,788)
(this sum is to be listed on page 1, as tax payments)

Explain the reason for any past due post-petition taxes:		N/A

(1) Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled "IRS Trust Tax Funds."

.

(2) Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

(3) US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection Service), US Customs - Air passenger user fee, and Immigration & Naturalization Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.

OFFICE OF THE US TRUSTEE-REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES

MONTHLY INCOME STATEMENT

for the month ended  December 31,  2004

(Dollars in thousands, except per share data)

	December 31,
	2004	Year to Date
	(Unaudited)	(Unaudited)
Operating revenues:
Scheduled service	$77,008	$1,099,944
Charter	32,712	358,870
Ground package	1,063	14,921
Other	5,076	58,836
Total operating revenues	115,859	1,532,571

Operating expenses:
Fuel and oil	34,532	422,430
Salaries, wages and benefits	33,720	368,274
Aircraft rentals	20,096	242,602
Handling, landing and navigation fees	8,278	119,962
Aircraft maintenance, materials and repairs	5,529	74,992
Crew and other employee travel	3,620	57,466
Depreciation and amortization	4,202	52,013
Other selling expenses	3,798	51,352
Passenger service	3,302	42,860
Facilities and other rentals	2,303	27,072
Commissions	2,131	26,156
Insurance	3,660	24,617
Ground package cost	855	12,496
Advertising	568	33,532
Aircraft impairments and retirements	7,667	7,667
U.S. Government Funds	—	—
Other	7,213	69,882
Total operating expenses	141,474	1,633,373

Operating income (loss)	(25,615)	(100,802)

Other income (expense):
Interest income	169	2,283
Interest expense	98	(51,145)
Loss on extinguishment of debt	—	(27,314)
Reorganization expenses	(619,001)	(626,054)
Other	(142)	(1,212)
Other expense	(618,876)	(703,442)

Income (loss) before income taxes	(644,491)	(804,244)

Income taxes	(301)	(301)
Net income (loss)	(644,190)	(803,943)

Preferred stock dividends	—	(1,125)
Income (loss) available to common shareholders	$(644,190)	$(805,068)

Basic earnings per common share:
Average shares outstanding	11,824,287	11,823,769
Net income (loss) per share	$(54.48)	$(68.09)

Diluted earnings per common share:
Average shares outstanding	11,824,287	11,823,769
Net income (loss) per share	$(54.48)	$(68.09)

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. ATA Holdings Corp. and subsidiaries is required to file audited consolidated financial statements in the Annual Report on Form 10-K with the Securities and Exchange Commission by March 31, 2005.

OFFICE OF THE US TRUSTEE-REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES

MONTHLY BALANCE SHEET

or the month ended  December 31, 2004

(Dollars in thousands)

December 31
2004
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$139,652
Receivables, net of allowance for doubtful accounts (2004 - $2,608; 2003 - $1,388)	118,807
Inventories, net	43,802
Prepaid expenses and other current assets	39,159
Total current assets	341,420

Property and equipment:
Flight equipment	198,888
Facilities and ground equipment	147,420
346,308
Accumulated depreciation	(163,549)
182,759

Restricted cash	32,355
Goodwill	8,488
Prepaid aircraft rent	52,031
Investment in BATA	6,930
Deposits and other assets	27,301

Total assets	651,284

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Long-term debt in default	$—
DIP Financing (Note 1)	41,000
Accounts payable	7,563
Air traffic liabilities	89,887
Accrued expenses	122,029
Total current liabilities	260,479

Long-term debt, less current maturities and long-term debt in default	—
Deferred gains from sale and leaseback of aircraft	—
Other deferred items	31,464
Mandatorily redeemable preferred stock; authorized and issued 500 shares (Note 2)	—
Total liabilities	291,943

Liabilities subject to compromise.	1,238,111

Commitments and contingencies

Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares	30,000
Shareholders' deficit:
Preferred stock; authorized 9,999,200 shares; none issued	—
Common stock, without par value; authorized 30,000,000 shares; issued 13,535,304 - 2004; 13,476,193 - 2003	66,013
Treasury stock; 1,711,440 shares - 2004; 1,711,440 shares - 2003	(24,778)
Additional paid-in capital	18,166
Accumulated deficit	(968,171)
Total shareholders' deficit	(908,770)
Total liabilities and shareholders' deficit	$651,284

Note 1 : On December 22, 2004 the Company received Debtor-in-Possession Financing from Southwest Airlines.

Note 2:  Redeemable preferred stock of $50.0 million is outstanding as of December 31, 2004 and is recorded as a Liability Subject to Compromise.

Note:  These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures.  They include certain estimates that were based on information available at the time of filing, and are subject to change.  ATA Holdings Corp. and subsidiaries is required to file audited consolidated financial statements in the Annual Report on Form 10-K with the Securities and Exchange Commission by March 31, 2005.

ATA Holdings Corp.

Cash Payments to Bankruptcy Professionals

Payments made in December, 2004

	Amount	Cleared Date

Baker and Daniels	$280,056.86	12/31/04

Bankruptcy Management Corporation (BMC)	$127,985.21	12/14/04

Sommer Barnard Ackerman	$25,353.98	12/31/2004

Total	$433,396.05

Attachment A:  Summary of Pre-Petition Payments made during December 2004

Paid In Accordance With:	Amount

Clearinghouse / Interline Agreements Motion	$—

Specific Court Approval	629,970

Customer Programs Motion or Employee Obligations Motion	4,961,662

Insurance Motion	5,131

Not Asset of Estate or Tax Motion	664,859

Airport Fees Motion	1,676,847

Total Pre-Petition Payments	$7,938,469

Attachment B:  Schedule of Insurance Coverage

Insurer	Expiration Date	Purpose

Chubb Custom Insurance Co.	January 1, 2005	Foreign Auto Coverage (Jamaica)
*Policy cancelled due to sale of automobile and cancellation of service.
Zurich American Insurance Co.	February 15, 2006	Liability for bodily injury and property damage resulting form Travel Agency/Tour Operations
National Union Fire Insurance Co. of Pittsburgh, PA	Extended to 3/31/05	Directors and Officers liability (primary layer)
*Full renewal process underway
Great American	Extended to 3/31/05	Directors and Officers liability (excess layer)
*Full renewal process underway
Federal Insurance Company (Chubb)	Extended to 3/31/05	Directors and Officers liability (second excess layer)
*Full renewal process underway
St. Paul	Extended to 3/31/05	Directors and Officers liability (third excess layer)
*Full renewal process underway
XL Specialty Insurance Company	Extended to 3/31/05	Directors and Officers liability (fourth excess layer)
*Full renewal process underway
Ing Seguros Commercial America	March 18, 2005	Mexican General Liability
Ing Seguros Comercial America	March 18, 2005	Mexican Auto Policy
Ing Seguros Comercial America	October 1, 2005	Mexican Auto Policy
Hartford Fire Insurance Company	August 15, 2005	Domestic Automobile Liability and Physical Damage Coverage
Federal Insurance Company (Chubb)	May 23, 2005	Executive Protection Policies
XL Insurance (Bermuda)	July 7, 2005	Employment Practices Liability
Affiliated FM	August 15, 2005	Property Coverage
ING Commercial America, S.A.	August 1, 2005	Property Coverage (Mexico)
Chubb Custom	August 19, 2012	Pollution Legal Liability

American International Aviation Agency, Inc. – 15% / XL Aerospace – 10% / Le Reunion Aerienne – 11% / AXA (AGL) – 5% / Amlin (AGL) – 6% / Axis (AGL) – 7.5% / St. Paul (AGL) – 2.5% / Markel (AGL) – 1.5% / Swiss Re (AGL) – 4% / Frankona (AGL) – 15% / Allianz (AGL) – 5% / Global Aerospace, Inc.– 17.5%

	October 1, 2005	Aviation Hull & Liability
Federal Aviation Administration	August 31, 2005	Aviation Hull War Risks & War Third Party Liability
Illinois National Insurance Company	October 1, 2005	Premises, Products & Hangarkeepers
Illinois National Insurance Company	October 1, 2005	Aircraft Hull and Liability
Ing Seguros Comercial America	October 1, 2005	Public Liability Aircraft Policy
AIG	December 14, 2005	Workers’ Comp
The Insurance Company of the State of Pennsylvania	December 14, 2005	Casualty Program (Defense Base Act)
American Int’l Insurance Co.	December 15, 2005	Puerto Rico Auto

Attachment C:  Post Petition Bank Accounts

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	584979615	Ambassadair Fiduciary - ARC debits/credits	Ambassadair	$26,939	$1,000
National City Bank	198378	Ambassadair credit card receipts, deposits	Ambassadair	$15,139	$14,527
National City Bank	698307393	Outstation SBN	ATA Airlines	$25	$838
Caribbean Mercantile Bank N.V.	23296308	Outstation AUA	ATA Airlines	$6,611	$6,965
SouthTrust Bank	30000006	Outstation - FLL	ATA Airlines	$19,996	$13,808
Bank of America	1233185823 / 1233000909 / 1233000904 / 1000006268 / 1233401176 / 1235203716	Outstation SEA, SFO, MCO, LAX, SJC, DFW	ATA Airlines	$379,807	$337,126
US Bank	873792676	Outstation MSP, CID	ATA Airlines	$23,965	$19,362
Banco-Popular	107-01620-6	Outstation SJU	ATA Airlines	$66,328	$45,495
National City Bank	202206	IND CTO, TBM, Corporate Travel, GRP, AGY	ATA Airlines	$16,549	$24,631
National City Bank	109312	ATA Airlines Inc - Main Disbursement - wires	ATA Airlines	$461,931	$625,346
		Foreign Coin		$8,726	$8,411
Lloyds Bank	763409	Checking - Foreign Payroll	ATA Airlines	$10,629	$8,203
Bank One	02389-93	Outstation GRR, FNT	ATA Airlines	$22,797	$8,365
Bank One	5690439	Outstation MDW, ORD, CHI, TBM	ATA Airlines	$622,672	$364,715
Wachovia	14739239	Outstation SRQ	ATA Airlines	$12,285	$4,551
Fleet	52743764	Outstation BOS	ATA Airlines	$16,420	$6,768
Wells Fargo Bank Nevada	0832-884571	Outstation LAS	ATA Airlines	$61,611	$57,841
National City Bank	203195	ATA Airlines Inc - Tax Fiduciary	ATA Airlines	$4,948	$—
Lloyd's Bank	170424	LGW Petty Cash	ATA Airlines	$583	$599
Bank of Hawaii	18023997	Outstation HNL, OGG	ATA Airlines	$153,688	$88,481
Citibank	3813-7141	Outstation LGA	ATA Airlines	$109,743	$53,652
Dresdner	5402815	D mark checking	ATA Airlines	$138,927	$191,871
Bank One	700016621867	Payroll (mainly manual checks)	ATA Airlines	$64,992	$99,165
BBVA-Bancomer, S.A.	442559773	Mexican Checking	ATA Airlines	$(559,407)	$(763,876)
Wells Fargo	0822-605440	Outstation PHX	ATA Airlines	$34,870	$17,611
Wachovia	3764120	Outstation PHL	ATA Airlines	$23,679	$9,606
Royal Bank of Canada	100-535-4	Outstation NAS	ATA Airlines	$1,352	$1,344
National City Bank	196590	ATA Airlines Inc - Captain Checks	ATA Airlines	$(128,295)	$112,074
National City Bank	7730034514	ATA Airlines Holdings Corp - Per Diem	ATA Holdings Corp	$(4,150)	$199,825
Wachovia	13904573	Outstation MIA	ATA Airlines	$12,562	$7,893

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

M&I (Marshall & Ilsley)	24083345	Outstation MKE, MSN	ATA Airlines	$17,213	$14,027
Key Bank	5001290152	Outstation DAY	ATA Airlines	$9,532	$5,451
First American	6583021096	Outstation DSM	ATA Airlines	$10,187	$7,076
JP MorganChase	910 2 772812	Travel Agency ACH	ATA Airlines	$165,210	$165,210
US Bank	103655382945	Outstation DEN	ATA Airlines	$15,974	$18,124
Citibank	40798686	Health Claims - CIGNA	ATA Airlines	$1,394	$2,751
National City Bank	884034141	Outstation SPI	ATA Airlines	$5,049	$4,251
Wachovia	14739271	Outstation PIE, RSW	ATA Airlines	$51,883	$28,974
Wachovia	13890849	Outstation EWR, DCA, CLT	ATA Airlines	$79,884	$38,765
Lloyd TSB USD	11257374		ATA Airlines	$26,484	$26,484
Wachovia	11052757	Disability Claims	ATA Airlines	$8,517	$6,785
BBVA-Bancomer, S.A.	132595923	Outstation GDL - USD	ATA Airlines	$62,207	$73,378
BBVA-Bancomer, S.A.	132595842	Outstation GDL - MXP	ATA Airlines	$113,379	$133,645
BBVA-Bancomer, S.A.	132595907	Outstation CUN - MXP	ATA Airlines	$9,762	$8,907
BBVA-Bancomer, S.A.	132595982	Outstation CUN - USD	ATA Airlines	$41,604	$43,591
National City Bank	884153730	Outstation MLI	ATA Airlines	$5,464	$6,854
National City Bank	657391691	Outstation TOL	ATA Airlines	$4,216	$3,849
National City Bank	754213387	Outstation - LEX	ATA Airlines	$1,978	$1,293,078
JP MorganChase	475017986	Healthcare Claims - United Healthcare	ATA Airlines	$(430,239)	$(299,814)
BBVA-Bancomer, S.A.	137308310	Outstation PVR - USD	ATA Airlines	$3,873	$3,873
BBVA-Bancomer, S.A.	137303262	Outstation PVR - MXP	ATA Airlines	$1,751	$1,751
JP MorganChase	475018737	Flexible Spending Account	ATA Airlines	$184,055	$160,483
National City Bank	658807273	Outstation PIT	ATA Airlines	$9,528	$6,394
National City Bank	981092693	ATA Airlines Inc - Payroll	ATA Airlines	$(149,121)	$158,140
Trancentrix	N/A	Foreign Payments		$1,064,608	$1,445,893
National City Bank	981094058	Outstation FWA	ATA Airlines	$942	$1,165
National City Bank	135597 & 7000000419	Main Disbursement - checks	ATA Holdings Corp.	$(2,549,791)	$(3,373,877)
National City	202031	Deposits and Credit Card receipts	Amber Tours	$—	$—
National City Bank	203551	ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	$17,023	$912
National City Bank	203564	Deposits and Credit Card receipts	Amber Travel	$—	$—
Fifth/Third	1415486	ATA Airlines Cargo	ATA Cargo Inc	$11,650	$11,096

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City	204149	Deposits and Credit Card Receipts	American Trans	$—	$(5,679)
Union Planters	205133	Operating/Disbursement Account	Chicago Express	$(255,407)	$(293,593)
Bank One	4273893	Depository - Any money received	Chicago Express	$93,883	$99,256
Union Planters	205133	Investment Sweep	Chicago Express	$439,364	$320,831
National City Bank	758014652	Petty cash - South Bend	Chicago Express	$425	$407
National City/US Bank/Morgan Stanley/Union Planters	0622608/4200778346	Investment Account	ATA Airlines	$68,431,593	$122,672,756
Bank One		Money Market - Officer's Salaries	ATA Holdings	$302,495	$547,425
		Money Market Fund	Washington Assurance	$237,125	$229,322

SPECIAL PURPOSE ACCOUNTS
First Indiana Bank	10101410	IRS Tax Trust	ATA Airlines	$7,180,954	$7,170,602
First Indiana Bank	10101423	PFC Trust	ATA Airlines	$3,266,570	$2,903,396
First Indiana Bank	10101436	U.S. Gov't Trust	ATA Airlines	$5,015,278	$4,390,112

			Bank Account Total:	$85,132,416	$139,598,247

			Petty Cash Total:	$54,579	$55,082

			Total Funds:	$85,186,995	$139,653,329

* Bank account balances reflect general ledger balances.  Negative balances are a result of recording expense when checks are written.  These bank accounts are funded as checks clear.